Rule 497(e)
File Nos. 811-08183 and 333-147743

SCHWAB ONESOURCE ANNUITY®

SUPPLEMENT dated September 24, 2012

to the Prospectus and Statement of Additional Information dated May 1, 2012 for the

Variable Annuity-1 Series Account

of First Great-West Life & Annuity Insurance Company

Effective on or about September 24, 2012, First Great-West Life & Annuity Insurance Company (“FGWL&A”), the issuer of the Schwab OneSource Annuity®, will be renamed Great-West Life & Annuity Insurance Company of New York (“GWL&A NY”). Therefore, all references to FGWL&A in the Prospectus and Statement of Additional Information dated May 1, 2012 are hereby deleted and replaced with GWL&A NY.

Aside from the changes detailed above, the terms of your contract are not affected in any manner.

This Supplement must be accompanied by or read in conjunction with the current Prospectus and

Statement of Additional Information, both dated May 1, 2012.

Please keep this supplement for future reference.